UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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XETA Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1814 W. Tacoma Street
Broken Arrow, Oklahoma  74012

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 3, 2007

Notice is hereby given that the Annual Meeting of Shareholders of XETA Technologies, Inc. will be held at the Renaissance Tulsa Hotel and Convention Center located at 6808 South 107th East Avenue, Tulsa, Oklahoma, on April  3, 2007 at 6:30 p.m., local time, for the following purposes:

1.     To elect six (6) members to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified;

2.     To ratify the selection of Tullius Taylor Sartain & Sartain LLP as independent certified public accountants for the Company for the 2007 fiscal year; and

3.     To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on February 20, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.  Only shareholders of record at such time will be entitled to vote.  The Company’s proxy statement is attached.  The proxy statement and form of proxy will first be sent to shareholders on or about March 8, 2007.

It is important that your stock be represented at the Annual Meeting regardless of the number of shares you hold.  If you do not expect to attend the meeting in person, please sign, date, and return the enclosed proxy or voting instructions in the accompanying envelope.  The giving of this proxy does not affect your right to vote in person in the event you attend the meeting.

By Order of the Board of Directors

/s/ Robert B. Wagner

Robert B. Wagner
Corporate Secretary

February 9, 2007

PROXY STATEMENT

Annual Meeting of Shareholders
To be Held April 3, 2007

This Proxy Statement is furnished to the shareholders of XETA Technologies, Inc. (the “Company”) by its Board of Directors to solicit proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”).  The Annual Meeting will be held on April 3, 2007, at the Renaissance Tulsa Hotel and Convention Center located at 6808 South 107th East Avenue, Tulsa, Oklahoma, at 6:30 p.m., local time.  The purpose of the Annual Meeting is: (i) to elect six (6) members to the Company’s Board of Directors to serve for the ensuing year and until their successors are elected; (ii) to ratify the selection of Tullius Taylor Sartain & Sartain LLP as the Company’s independent certified public accountants for the fiscal year ending October 31, 2007; and (iii) at the discretion of the proxy holders, to transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

This Proxy Statement and the accompanying proxy card, together with a copy of the Company’s Annual Report to shareholders for the fiscal year ended October 31, 2006, will first be mailed to shareholders on or about March 8, 2007.

Voting

Only shareholders of record at the close of business on February 20, 2007 (the “Record Date”) are entitled to vote at the Annual Meeting and any adjournment thereof.  Shareholders are entitled to one vote per share of Common Stock registered in their name on the Record Date.   As of January 15, 2007, there were 10,214,741 shares of Common Stock of the Company outstanding, the only voting stock of the Company.

You may vote in person at the Annual Meeting or by proxy.

If you hold your shares in your own name as the stockholder of record, you may vote by proxy either by completing, signing and dating the enclosed proxy card and returning it in the envelope provided, or via the internet by following the internet voting instructions included with your proxy card.

If you hold your shares in “street name” through an account with a broker, bank or other nominee, the organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting.  You have the right to direct your broker, bank or other nominee on how to vote the shares in your account.  To do so, please follow the voting instructions on the form you receive from them.  If you hold your shares in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy issued in your name from your broker, bank or other  nominee, giving you the right to vote the shares.

Proxies properly executed and received by the Company will be voted in accordance with the specifications marked on the proxy card.  Proxies containing no specifications will be voted FOR the proposals described in this Proxy Statement.

Revocability of Proxies

Any shareholder giving a proxy has the power to revoke it at any time before it is acted upon.  Shareholders may revoke their proxy by submitting a notice of revocation to the Company, submitting another proxy with a later date, or by voting in person at the Annual Meeting.  If you hold your shares in street name, you must contact your broker, bank or other nominee regarding how to revoke your proxy and change your vote.

Quorum and Voting Requirements

A majority of the shares entitled to vote, present in person or represented by proxy, is necessary to constitute a quorum at the Annual Meeting.  If a quorum is not present, the Meeting may be adjourned and rescheduled for a later date without additional notice, until a quorum is present.  Abstentions and broker non-votes are counted as shares present in determining whether the quorum requirement is satisfied.  Abstentions are also counted in the total number of votes cast with respect to a proposal and thus have the same effect as a vote against the matter.  Broker non-votes are not counted as votes cast in the tabulation of votes on any matter brought before the Meeting.   The affirmative vote of a majority of the shares of the Company’s Common Stock having voting power at the Annual Meeting is required for the election of directors.  Votes will be tabulated by UMB Bank, n.a.

Cost of Solicitation

The cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders, will be borne entirely by the Company.   The Company will reimburse brokerage firms, banks and other nominees, custodians and fiduciaries for their reasonable expenses incurred in sending proxy materials to beneficial owners of shares and obtaining their instructions.  The Company has retained UMB Bank, n.a. to assist in the distribution of the proxy materials for an approximate fee of $1,000 plus reasonable expenses.

PROPOSAL 1
ELECTION OF DIRECTORS

Information Concerning the Nominees

The Company’s certificate of incorporation and bylaws provide that the Board of Directors shall consist of such number of directors as is fixed from time to time by resolution of the Board of Directors.  The Board has most recently fixed the number of directors at six, effective at the close of the Annual Meeting.  Members of the Board are elected for one-year terms.

The nominees for election to the Board of Directors are identified below.  All of the nominees are currently directors of the Company except Mr. Keller.  Mr. Keller was recommended as a nominee by a non-management director and was subsequently approved for inclusion on the slate of directors by the Nominating Committee and the full Board.  Four of the nominees—Mr. Duke, Dr. Hisrich, Mr. Keller and Mr. Siegenthaler—are independent in accordance with Nasdaq rules.  All of the nominees have indicated that they are able and willing to serve if elected.  If any nominee should become unable to serve due to unforeseen circumstances, the persons designated as proxies will have full discretion to cast votes for another person recommended by the Board.

Name	Age	Positions With Company

Ron B. Barber	52	Director

Donald T. Duke	57	Director

Robert D. Hisrich, Ph.D.	62	Director

Edward F. Keller	66	—

Jack R. Ingram	63	Chairman of the Board and Chief Executive Officer

Ronald L. Siegenthaler	63	Director

Mr. Barber has been a director since 1987.  He is a shareholder in the law firm of Barber & Bartz, a Professional Corporation, in Tulsa, Oklahoma, which serves as counsel to the Company.  Mr. Barber has been engaged in the private practice of law since October 1980, and is also a Certified Public Accountant licensed in Oklahoma.

Mr. Duke has been a director since 1991.  He is currently a consultant to the oil and gas industry.  From 1980 until August, 2002, Mr. Duke was in senior management in the oil and gas industry, including time as President and Chief Operating Officer of Hadson Petroleum (USA), Inc., a domestic oil and gas subsidiary of Hadson Corporation, where he was responsible for all phases of exploration and production, land, accounting, operations, product marketing and budgeting and planning.

Dr. Hisrich has been a director since 1987.  He currently holds the Garvin Professor of Global Entrepreneurship and is Director of the Global Entrepreneurship Center at Thunderbird, the Garvin School of International Management in Glendale, Arizona.  He is also a marketing and management consultant.  Previously he occupied the A. Malachi Mixon III Chair in Entrepreneurial Studies and was Professor of Marketing and Policy Studies at the Weatherhead School of Management at Case Western Reserve University in Cleveland, Ohio.  Prior to assuming such positions, he occupied the Boviard Chair of Entrepreneurial Studies and Private Enterprise and was Professor of Marketing at the College of Business Administration for the University of Tulsa.  He has also held a number of other academic positions and served on several editorial boards, including the Editorial Board of the Journal of Small Business and Enterprise Development, of which he is currently a member.  Dr. Hisrich is a member of the Board of Directors of Jameson Inn, Inc., Noteworthy Medical Systems, Inc., and NeoMed Technologies.

Mr. Ingram has served as a director since 1989.  He has been the Company’s Chief Executive Officer since July 1990.  He also served as the Company’s President from July 1990 until August 1999 and from June 2001 until July 2005.  Mr. Ingram’s business experience prior to joining the Company in 1990 was concentrated in the oil and gas industry.

Mr. Keller, an executive in the banking industry for over twenty years, retired in September 2006 as the Chairman and CEO of JP Morgan Chase in Oklahoma, a position he held for 10 years.  He previously served in a similar capacity with Bank One in Oklahoma, Bank IV and the Fourth National Bank.  Mr. Keller is a native of Oklahoma and continues to be involved in a number of community and business organizations.  He is a director of the St. Francis Health System, a trustee of the Oklahoma City Memorial Institute for the Prevention of Terrorism, a director of the Tulsa Metropolitan Chamber of Commerce, a trustee of Oklahoma State University-Tulsa, a director of the Oklahoma Foundation of Excellence, and a director of the Southwestern Graduate School of Banking at Southern Methodist University.

Mr. Siegenthaler has been a director since the Company’s inception in 1981.  He served as the Company’s Executive Vice President from July 1990 until March 1999.  Since 1974, Mr. Siegenthaler has managed his personal investment portfolio and promoted sales activities for his own private investments.  He  has been involved as partner, shareholder, officer, director, or sole proprietor in a number of business entities with significant involvement in fabrication and marketing of steel, steel products and other raw material, real estate, oil and gas, and telecommunications.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES LISTED ABOVE AS DIRECTORS OF THE COMPANY.

BOARD OF DIRECTORS AND COMMITTEES

Board Meetings

The Board of Directors of the Company held three meetings during the fiscal year ended October 31, 2006.  None of the directors attended fewer than 75% of the combined total of all Board meetings and meetings of  Committees of which they were a member during fiscal 2006, except for Dr. Hisrich who attended 55% of such meetings.  All other action taken by the Board of Directors was consented to in writing by a Memorandum of Action in lieu of a meeting, to which all incumbent directors subscribed.  Directors meet their responsibilities not only by attending Board and committee meetings but also through communication with members of management on matters affecting the Company.

The Company encourages its local directors to attend the annual meeting of shareholders.  All three of the local directors were present at the Company’s April 4, 2006 Annual Meeting.  In addition, Mr. Duke traveled from Oklahoma City to attend the Annual Meeting.

Committees

The Board of Directors has an Audit Committee, Compensation Committee, and Nominating Committee.

Audit Committee.  The Audit Committee consists of directors Donald T. Duke, Robert D. Hisrich and Ronald L. Siegenthaler, all of whom qualify as independent directors under Nasdaq’s current listing standards for audit committee membership. The Board of Directors has determined that the Committee has at least one “audit committee financial expert” serving on the Committee, Donald T. Duke.  Mr. Duke is independent as that term is defined in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.  The Audit Committee met six times independently of meetings of the Board of Directors during the 2006 fiscal year.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  Among other things, the Audit Committee is responsible for selecting and retaining the Company’s independent public accountants; pre-approving the engagement of the independent accountants for all audit-related services and permissible, non-audit related services; reviewing in advance the scope and focus of the annual audit; reviewing and discussing with management and the auditors the financial reports of the Company, the audited financial statements, the auditor’s report, the management letter and the quality and adequacy of the Company’s internal controls; and reviewing and approving all related-party transactions.

The Committee operates under a written charter adopted by the Board of Directors.  A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A and can also be found in the Investor Relations section of the Company’s website at www.xeta.com.

Compensation Committee.  The Compensation Committee consists of directors Donald T. Duke, Robert D. Hisrich and Ronald L. Siegenthaler.  All of the members are independent as defined by Nasdaq’s current listing standards for compensation committee membership.

The Compensation Committee works with Company management and provides advice and assistance to the Board regarding establishment of the Company’s compensation philosophy, objectives and strategy; administration of executive and management compensation programs; significant changes in employee benefit plans; executive employment and severance agreements; and appointments to the Committee.  The Committee is also responsible for recommending for full Board approval the compensation of the Chairman and Chief Executive Officer, all other executive officers, and directors of the Company, and for providing an annual report on executive compensation to the Board.  During fiscal 2006, the Compensation Committee did not meet independently of meetings of the Board of Directors.  The Committee conducted its business during the 2006 fiscal year in conjunction with meetings of the Board, via telephone and e-mail communications, and by written Memorandum of Action.

Nominating Committee.  Ronald L. Siegenthaler is the Nominating Committee’s Chairman and sole member, and is independent as defined by Nasdaq’s listing standards for nominating committee members.

The Nominating Committee was established for the purpose of identifying and recommending nominees to the Board of Directors.  The Committee does not have specific minimum qualifications that must be met by a candidate for election to the Board of Directors in order to be considered for nomination by the Committee.  In identifying and evaluating nominees for director, the Committee considers each candidate’s experience, integrity, background and skills, as well as any other qualities that the candidate may possess and factors that the candidate may be able to bring to the Board.  The Company has not paid a fee to any third party for the identification or evaluation of candidates.  The Nominating Committee will consider candidates proposed in good faith by a shareholder.  If a shareholder desires to propose a name for Board consideration, the name of the nominee should be forwarded to the Nominating Committee in care of the Company’s Corporate Secretary.   The Company does not have a formal process in place for shareholder nominations because it believes that this informal process serves the needs of the shareholders and the Board.

A copy of the Nominating Committee charter is attached to this Proxy Statement as Appendix B and can also be found in the Investor Relations section of the Company’s website at www.xeta.com.

Communications with Directors

The Board of Directors has not established a formal process for shareholders to follow to send communications to the Board or its members, as the Company’s policy has been to forward to the Board any shareholder correspondence it receives that is addressed to the Directors.  Shareholders who wish to communicate with the Directors may do so by sending their correspondence to the Company’s headquarters at 1814 West Tacoma Street, Broken Arrow, Oklahoma  74012.

Director Compensation

The Company currently compensates its directors who are not officers of the Company $9,600 per year for Board membership.  In addition, Board members serving on a Committee receive $8,000 per year and Board members serving as Chairman of a Committee receive an additional $16,000 per year.  The Company also reimburses Mr. Duke and Dr. Hisrich, who are not residents of the Tulsa area, for travel expenses actually incurred to attend Board and Committee meetings and the Annual Shareholders Meeting.

The Company has also on occasion granted stock options to its outside directors.  No such options were granted during the 2006 fiscal year.  The last grant of stock options to outside directors was made on November 1, 2001.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are identified above under the section entitled “Committees”.  There are no “interlocks” (as defined by the rules of the Securities and Exchange Commission) with respect to any member of the Compensation Committee of the Board of Directors.  No member of this Committee was at any time during the 2006 fiscal year an officer or employee of the Company.  No member of the Committee is a former officer or employee of the Company except Mr. Siegenthaler, who served as Executive Vice President of the Company from July 1990 to March 1999.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

The following table sets forth information concerning the compensation of the Company’s Chief Executive Officer and the Company’s other three executive officers.

SUMMARY COMPENSATION TABLE
		Annual Compensation					Long Term Compensation
(a)	(b)	(c)	(d)		(e)		(g)	(i)

Name and							Common Stock	All
Principal							Underlying	Other
Position	Year	Salary	Bonus		Other		Options (#)	Compensation (1)
Jack R. Ingram	2006	$120,461	$20,000	(2)	$—		5,389	$—
Chief Executive	2005	143,539	13,300		—		—	8,571
Officer	2004	165,000	19,000		—		—	6,242

Greg D. Forrest (3)	2006	164,803	20,000	(2)	6,423	(4)	40,000	2,715
President	2005	136,212	18,862	(3)	75,177	(5)	—	—
	2004	30,000	—		—		—	—

Larry N. Patterson	2006	138,029	20,000	(2)	7,272	(6)	—	6,359
Executive Director	2005	138,029	13,300		7,933	(6)	—	6,598
of Operations	2004	137,500	19,000		6,611	(6)	—	6,524

Robert B. Wagner	2006	110,423	20,000	(2)	18,280	(7)	20,000	4,932
Chief Financial	2005	110,423	13,300		—		—	4,990
Officer	2004	110,000	19,000		—		—	5,160

(1)     Represents the Company’s contributions to the employee’s account under the Company’s 401(k) plan.

(2)     Represents bonus amount awarded for 2006 fiscal year performance, to be paid in quarterly installments.  Bonus payments are subject to forfeiture if the employee is not employed at the time of payment.

(3)     Mr. Forrest became President on July 6, 2005.  Prior to that date, he was employed by the Company as Director of Sales of the Company’s Seattle branch office since joining the Company in August 2004.  His 2005 bonus consists of (i) $3,325 awarded for 2005 fiscal year performance in his capacity as President, and (ii) $15,537, representing 2% of the gross profits of the Seattle Branch Office during his service as Director of Sales of such office, which was paid pursuant to the terms of his employment agreement in such capacity.

(4)     Represents $3,250 in car allowance and $3,173 in unused vacation time for which Mr. Forrest was paid in cash.

(5)     Represents $71,300 in relocation expenses paid on behalf of Mr. Forrest, and $3,877 in commissions earned by Mr. Forrest while he was still Director of Sales of the Company’s Seattle branch office.

(6)     Represents unused vacation time for which the employee was paid in cash.

(7)     Represents the dollar value of the difference between the price paid for shares of the Company’s common stock upon exercise of stock options and the market value of such stock on the date of exercise.

Stock Options

The following table sets forth certain information regarding stock options granted during the 2006 fiscal year to persons named in the Summary Compensation Table.  No stock appreciation rights were granted during fiscal 2006.

Option Grants in Last Fiscal Year
Potential
Realizable Value at
Assumed Annual
Rates of Stock Price
Appreciation
Individual Grants					for Option Term
(a)	(b)	(c)	(d)	(e)	(f)	(g)
% of
	Number of	Total
	Securities	Options
	Underlying	Granted to	Exercise
	Options	Employees	or Base
	Granted	In Fiscal	Price	Expiration
Name	(#)(1)	Year(2)	($/Sh)	Date	5% ($)(3)	10% ($)(3)

Jack R. Ingram	—	—	—	—	—	—
Greg D. Forrest	40,000	25%	$2.95	10/18/2011	$32,601	$72,040
Robert B. Wagner	20,000	12.5%	2.95	10/18/2011	16,301	36,020
Larry N. Patterson	—	—	—	—	—	—

(1)    All stock options were granted on October 19, 2006 under the Company’s 2004 Omnibus Stock Incentive Plan.  Each such option is exercisable 100% three years from the date of grant and expires after five years from the date of grant.  If, after the options are vested, the named executive officer: (i) dies or becomes disabled, the option may be exercised for a year from the date of death or disability, or until the original expiration date of the option, whichever occurs first; (b) is dismissed for cause, any unexercised options shall be forfeited; (c) leaves the employ of the Company for any other reason, the option may be exercised for three months from the date of termination of employment, or until the original expiration date of the option, whichever occurs first.

(2)    In fiscal 2006, the Company granted stock options for a total of 160,000 shares of the Company’s common stock.

(3)    Amounts shown are based upon assumed annualized rates of stock price appreciation of 5% and 10%, respectively, over the full term of the options as required by SEC regulations, and are not intended to represent or forecast possible future appreciation, if any, of the Company’s common stock price.

Option Exercises and Holdings

The following table sets forth certain information regarding stock options exercised during the 2006 fiscal year by persons named in the Summary Compensation Table and the number and value of unexercised options held by such persons as of the fiscal year-end.  The Company has not granted stock appreciation rights.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FY-END OPTION VALUES

(a)	(b)	(c)	(d)		(e)
			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares Acquired	Value Realized	Options at FY-End (#)		at FY-End ($)(2)
Name	on Exercise (#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Jack R. Ingram	—		$35,000	—	$—	$—
Greg D. Forrest	—	—	—	40,000	—	16,000
Robert B. Wagner	30,000	18,282	63,000	20,000	—	8,000
Larry N. Patterson	—	—	125,000	—	—	—

(1)   Based upon the difference between the market price of the securities on the exercise date ($2.25 per share) and the exercise price.

(2)   Based upon the difference between the fair market value of the securities underlying the “in-the-money” options at fiscal year-end ($3.35 per share) and the exercise price.  Options are in-the-money options if the fair market value of the securities underlying the options exceeds the exercise price of the options.

Employment Agreements

The Company has no formal employment agreements with any of the officers named in the Summary Compensation Table.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is the focal point for senior management and the Board of Directors to address corporate compensation issues.  The Committee’s primary responsibility is to make recommendations to the Board regarding remuneration of executive officers and to evaluate the design and competitiveness of the Company’s compensation plans.  The Committee consists of three independent directors.

Compensation Philosophy.  The heart of the Company’s compensation philosophy is the enhancement of shareholder value.  Consequently, the interests of shareholders and the need to be competitive in recruiting and retaining quality managers and to motivate management to improve shareholder value drive the design of executive compensation programs.  A primary component of the Company’s compensation philosophy is to structure compensation programs so that a high percentage of remuneration is “at risk”.  Near term cash compensation reflects corporate performance and larger long-term incentives are tied directly to share value.

Executive Compensation Program.  Compensation for executive officers is comprised of base salary, competitive employee benefits, an annual incentive compensation opportunity, and a long-term incentive in the form of equity based awards.  Under the Company’s incentive compensation program, the higher an executive’s level of responsibility, the greater his compensation will be dependent on performance.

The Compensation Committee reviews executive compensation levels with respect to corporate and individual performance, as well as competitive pay practices.  The Company’s Human Resources Department assists the Committee in this analysis and, in the past, the Committee has, also, retained the services of a third party compensation-consulting firm.  In addition, the Committee considers general industry conditions, as well as the Company’s recent recruiting experiences.  From its review, the Committee believes the Company’s executive compensation program to be generally competitive with similarly situated companies.

The Committee reviews annually the base salaries of XETA’s executive officers and recommends any adjustments it may deem appropriate, for approval by the full Board of Directors.  In its review, the Committee takes into account individual factors such as: experience; performance, both during the preceding twelve months and future potential; retention considerations; and other issues particular to the executive and XETA.  Additionally, the Committee considers the growth and performance of the Company as it assesses the market basis for executive salaries.

Due to poor industry and Company fundamentals, the salaries of senior executives and the cash compensation of directors have been frozen since fiscal year 2001, and the Company’s defined incentive compensation program for non-sales employees has been suspended, as well.  During fiscal year 2006, the Company’s revenues grew marginally, and although growth in the net income was encouraging, it remained at anemic levels.  However, progress was made toward the Company’s strategic initiatives in the service portion of its business.  As a result, salary increases were granted for two of the Company’s four senior executives, Greg Forrest, President and COO and Robert Wagner, CFO.

Additionally, the Company believes it is essential to appropriately recognize the leadership and sacrifice of many of its key employees.  To achieve that recognition, the Board, again, authorized a small discretionary bonus pool of  $208,097.  From the pool, a total of  $80,000 was awarded to the Company’s four executive officers with the remaining  $128,097 being distributed to numerous other key employees.  In keeping with the Company’s compensation philosophy, the Committee will continue to support this practice at current levels of profitability.  Additionally, as the Company returns to healthy business growth, the Committee believes a new incentive compensation program for senior executives will be necessary.

As a long-term incentive, the Company has in the past granted options to purchase shares of Common Stock to directors, executive officers, and other key employees.  These stock options have been awarded in two ways under plans approved by the Board of Directors.  The first is under the shareholder approved stock option plans, and the second is through special grants of non-qualified options.  Most of the grants are subject to a vesting period and carry a five to ten-year exercise term.  Additionally, strike prices for grants are determined by the market value of the Company’s stock on the date of the grant.

During fiscal year 2006, the Company made new option grants to employees for a total of 160,000 shares at a strike price of $2.95 per share.  These grants vest in 3 years and are for a five-year term.  Employees currently hold valid and unexercised option grants for a total of 1,265,568 shares of common stock, of which 1,105,568 are vested.  Of these totals, the Company’s executives presently possess option grants for 283,000 shares, 223,000 of which are vested.  The strike prices of the option grants currently outstanding range from a high of $18.13 per share to a low of $2.95 per share.

The Committee believes that stock options are a very effective compensation tool for the purpose of enhancing shareholder value.  However, in recent years newly adopted regulations regarding financial accounting for options, has, in many circumstances, significantly reduced their usefulness as a compensation tool for smaller companies such as XETA.  Therefore, the Company developed the 2004 Omnibus Stock Incentive Plan, approved by the shareholders at that year’s annual meeting.  Under the new plan, the Company can now award executives and other employees many forms of incentive equity compensation, such as SAR’s, Phantom Stock, Restricted Stock, Stock Bonuses, and Stock Options.  The Company’s most recent stock option awards were granted under this new plan.

2006 CEO Compensation.  The compensation package for the Company’s CEO, Mr. Jack Ingram, is consistent in all material aspects with the program for the Company’s other executive officers.  His annual base salary during fiscal year 2006 was $120,000, the same amount he has received since July 2005 when the Company promoted Mr. Greg Forrest to the position of President and Chief Operating Officer and Mr. Ingram relinquished those duties.  He retains the duties of Chairman of the Board and CEO.  Additionally, he was granted a cash bonus of $20,000 for his performance during fiscal year 2006 from the small, Board-authorized discretionary bonus pool, outlined above.

No long term equity awards were made to Mr. Ingram during the 2006 fiscal year.  Mr. Ingram currently holds stock options granted on November 1, 2001, to purchase 35,000 shares of the Company’s stock at $3.63 per share.  He vested in this grant on November 1, 2004.

In evaluating the compensation package of the Company’s CEO, the Committee considers such factors as XETA’s strategic and financial performance, the CEO’s compensation in relation to that of CEO’s at other comparable companies, his personal contribution to XETA’s success, and the Company’s overall executive compensation philosophy.  For fiscal year 2006, the Committee believes the compensation package of the CEO was consistent with the Company’s objectives.

Conclusion.  The Compensation Committee believes the Company’s executive compensation program has been consistent with the philosophy outlined in this report and has been effective overall in achieving its objectives during fiscal 2006.  The Committee hereby submits this report to XETA’s Board of Directors for approval.

The Compensation Committee,

Donald T. Duke, Chairman
Robert D. Hisrich
Ronald L. Siegenthaler

PROPOSAL 2
INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Tullius Taylor Sartain & Sartain LLP (“TTSS”) as the independent public accountants to perform an integrated audit of the Company’s financial statements for the fiscal year ending October 31, 2007.  Representatives of TTSS are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.  While ratification of the Company’s selection of accountants by the Company’s shareholders is not required, in the event of a negative vote on such ratification, the Company’s Audit Committee will reconsider its selection.  Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.  TTSS audited the Company’s financial statements for the fiscal years ended October 31, 2006 and 2005.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPOINTMENT OF TULLIUS TAYLOR SARTAIN & SARTAIN LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

Fees and Independence

The following table sets forth the fees for professional services rendered during fiscal 2006 and fiscal 2005 by the Company’s registered public accounting firm, Tullius Taylor Sartain & Sartain:

Type of Professional Services	Fiscal 2006	Fiscal 2005

Audit	$86,000	$75,000	(1)
Audit-Related (2)	7,000	7,000
Tax	—	—

(1)          Includes fees for services related to the 2005 audit and to review the financial statements included in the Company’s Form 10-Qs for the 2nd and 3rd quarters of fiscal 2005.  Review of the Company’s Form 10-Q for the 1st quarter of fiscal 2005 was performed by its former accounting firm, Grant Thornton LLP.  The Company paid Grant Thornton $12,075 for these services.

(2)          Relates to the audit of the Company’s 401(k) retirement plan.

The Audit Committee of the Board of Directors has established a written policy to pre-approve audit and non-audit related services to be provided by the Company’s independent auditor prior to engaging the auditor for such purposes.  Pursuant to the policy, the Audit Committee will annually review the services and fees that the auditor may provide to the Company during the following 12 months.  Following such review, the Committee will issue a statement to the Company’s Chief Financial Officer as to the general services and fees that the Committee has pre-approved.  The pre-approval generally extends for a period of 12 months or such shorter period as may be specifically indicated by the Committee.  All other services to be performed by the auditors that are not included in the Committee’s annual pre-approval statement must be submitted to the Committee in advance for specific approval.

Change in Accountants

During fiscal 2005, Grant Thornton LLP was the Company’s independent public accountants through May 5, 2005, when the Audit Committee dismissed Grant Thornton as the Company’s independent auditors.  The decision to discontinue Grant Thornton’s engagement was the result of a competitive bidding process initiated by the Company in an effort to reduce the overall cost of its audit services.  As a result of that bidding process, the Audit Committee engaged TTSS as the Company’s independent public accountants on May 13, 2005.

The reports of the Company’s principal accountants on the Company’s consolidated financial statements for each of the last two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years immediately preceding Grant Thornton’s dismissal and the subsequent interim period from November 1, 2004 through May 5, 2005, (a) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years, and (b) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

REPORT OF AUDIT COMMITTEE

January 7, 2007

To the Board of Directors of XETA Technologies, Inc.:

The Audit Committee oversees XETA’s financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  We have reviewed and discussed with management and with the independent auditors the Company’s audited financial statements as of and for the year ended October 31, 2006.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2006

The Audit Committee,

Donald T. Duke, Chairman
Ronald L. Siegenthaler
Robert D. Hisrich

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company as of February 9, 2007 regarding beneficial ownership of the Company’s Common Stock, par value $.001 per share, by (a) each person known by the Company to own more than five percent (5%) of the Company’s Common Stock, (b) each director and nominee for election as a director of the Company, (c) each executive officer named in the Summary Compensation Table, and (d) all directors and executive officers of the Company as a group.

	Amount and Nature
Name and Address	of Beneficial		Percent of
of Beneficial Owner(1)	Ownership(2)		Class

Directors, Director Nominees and Executive Officers

Ronald L. Siegenthaler	1,117,003	(3)	10.92%
P.O. Box 571300
Tulsa, OK 74157

Jack R. Ingram	1,048,579	(4)	10.23%

Larry N. Patterson	157,962	(5)	1.53%

Ron B. Barber	118,472		1.16%
525 S. Main Street, Suite 800
Tulsa, OK 74103

Greg D. Forrest	100,456	(6)	*

Robert B. Wagner	80,032	(7)	*

Robert D. Hisrich, Ph.D.	56,550		*
15249 North 59th Ave.
Glendale, AZ 85306

Donald T. Duke	54,500		*
1505 Vandivort
Edmond, OK 73034

Edward F. Keller	0		0
5314 S. Yale, Suite 205
Tulsa, OK 74135

All officers and directors as a group	2,733,554		26.05%

(8 persons)

Others Known to Own 5%

FMR Corp.	974,969	(8)	9.55%
82 Devonshire St.
Boston, MA 02109

Jon A. Wiese	580,000	(9)	5.37%
11509 S. Granite Ave.
Tulsa, OK 74137

*Less than one percent of the shares outstanding.

(1)                      Address is that of the Company’s principal office at 1814 W. Tacoma Street, Broken Arrow, Oklahoma 74012 unless otherwise indicated.

(2)                      Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.  The number of shares beneficially owned includes the number of shares of Common Stock that such persons presently have the right to acquire pursuant to unexercised options under the Company’s stock option plans, as follows:  13,000 shares for Mr. Siegenthaler; 35,000 shares for Mr. Ingram; 125,000 shares for Mr. Patterson; 13,000 shares for Mr. Barber; 63,000 shares for Mr. Wagner; 13,000 shares for Dr. Hisrich; 17,000 shares for Mr. Duke; and 279,000 shares for all directors and executive officers as a group (8 persons).

(3)                      Includes 129,000 shares held by Mr. Siegenthaler’s wife’s trust.

(4)                   Includes 10,000 shares held by Mr. Ingram’s wife.  Of the total shares shown as beneficially owned by him, Mr. Ingram shares voting power over 997,579 shares with his wife.

(5)                   Includes 9,324 shares, the equivalent number of shares held as units for Mr. Patterson’s account by the Company’s 401(k) retirement plan, over which Mr. Patterson has shared investment power and no voting power.

(6)                   Includes 100,000 shares held by Bluejack Systems LLC, a limited liability company owned by Mr. Forrest; and 456 shares, the equivalent number of shares held as units for Mr. Forrest’s account by the Company 401(k) retirement plan, over which Mr. Forrest has shared investment power and no voting power.

(7)                   Includes 4,400 shares held by Mr. Wagner as custodian for his minor children, over which he has sole voting and investment power; and 4,632 shares, the equivalent number of shares held as units for Mr. Wagner’s account by the Company’s 401(k) retirement plan, over which Mr. Wagner has shared investment power and no voting power.

(8)                   This information is based upon a Schedule 13G dated February 14, 2005 filed with the Securities and Exchange Commission jointly by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management & Research Company, and Fidelity Low Priced Stock Fund.  According to the Schedule 13G:  FMR Corp. is a parent holding company of Fidelity Management & Research Company (“Fidelity”).  Fidelity, as a result of acting as an investment adviser to various investment companies, including Fidelity Low Priced Stock Fund (the “Fund”), is the beneficial owner of these 974,969 shares.  Members of the Edward C. Johnson 3d family, including Abigail Johnson, may be deemed to form a controlling group with respect to FMR Corp. by reason of their ownership of approximately 49% of the voting power of FMR Corp. and a shareholders’ voting agreement among them and the other shareholders of the voting stock of FMR Corp.  Edward C. Johnson 3d, FMR and the Fund each has sole investment power over the 974,969 shares of XETA stock shown above.  Neither FMR Corp. nor Mr. Johnson has sole voting power over such shares, as that power resides with the Fund’s Board of Trustees.

(9)                   Reflects options which are presently exercisable.  Mr. Wiese is shown as a 5% beneficial owner solely by reason of these outstanding options, of which the Company has direct knowledge.  Except for these outstanding options, the Company has no other information or knowledge regarding Mr. Wiese’s security holdings, if any, in the Company.

RELATED TRANSACTIONS

Mr. Barber is a shareholder in the law firm of Barber & Bartz, a Professional Corporation, which serves as outside general counsel to the Company.  During the fiscal year ended October 31, 2006, the Company paid legal fees to Barber & Bartz in the approximate amount of $71,681.  Mr. Barber was also paid $10,952 during the fiscal year for serving in an advisory role to the Audit and Compensation Committees.

A son of CEO and director Jack Ingram is employed by the Company as a sales representative, and a son of director Ron Siegenthaler is employed by the Company as a sales representative.  Both receive a base salary and commissions in accordance with the Company’s standard compensation plan for all sales representatives in their respective lines of business.  During fiscal 2006 Mr. Ingram’s son received a total of $183,000 in base salary and commissions and Mr. Siegenthaler’s son received a total of $119,000 in base salary and commissions.  Both of these individuals were among the Company’s top ten sales representatives for the fiscal year.  All payments made by the Company to them were made in the ordinary course of business.  Neither the CEO nor the director has a material interest in these transactions, nor does either of them share a household with these employees.  Neither of these employees is an executive officer of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and holders of more than ten percent (10%) of the Company’s Common Stock to file with the Securities and Exchange Commission initial reports of ownership of the Company’s Common Stock on Form 3 and reports of changes in ownership on Form 4 and/or Form 5, and to provide the Company with a copy of each such report filed.  Based solely upon a review of copies of such forms (and any amendments thereto) furnished to the Company and upon written representations made to the Company by its directors and officers, the Company knows of no director, officer, or beneficial owner of more than ten percent of the Company’s Common Stock who has failed to file on a timely basis any such reports of beneficial ownership of the Company’s Common Stock for the 2006 fiscal year.

STOCK PERFORMANCE GRAPH

The following graph shows the Company’s stock price as an index assuming $100 invested on November 1, 2001, along with the composite prices of companies listed in the SIC Code (Telephone, Telegraph Apparatus) Index and the Nasdaq Market Index.

	2001	2002	2003	2004	2005	2006
XETA TECHNOLOGIES, INC.	100.00	29.72	158.33	99.72	65.56	93.06
NASDAQ MARKET INDEX	100.00	80.46	116.86	119.44	128.59	144.80
SIC CODE INDEX	100.00	41.75	82.92	100.11	103.44	104.12

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, a shareholder proposal may be eligible for inclusion in the proxy statement for the Company’s 2008 annual meeting.  Shareholders who desire to submit such a proposal must ensure that the proposal is received by the Company’s Corporate Secretary no later than October 1, 2007 and must otherwise comply with Rule 14a-8.  Such proposals should be sent to the attention of Corporate Secretary at XETA Technologies, Inc., 1814 W. Tacoma Street, Broken Arrow, Oklahoma 74012.

Any shareholder who wishes to present a proposal for consideration at the 2008 annual meeting that is not intended to be included in the proxy materials should provide written notice of the proposal to the Company’s Corporate Secretary at the address noted above, no later than January 21, 2008.  The proxy holders named in the proxy card for the 2008 annual meeting will be granted discretionary voting authority with respect to any such shareholder proposal that is not timely submitted to the Company.

CORPORATE GOVERNANCE—CODE OF ETHICS

The Company has adopted a financial officer Code of Ethics applicable to the Chief Executive Officer, Chief Financial Officer, and any principal accounting officer, controller and other persons performing similar functions. A copy of this Code of Ethics is posted on the Company’s website at www.xeta.com under the Investor Relations section.

ANNUAL REPORT ON FORM 10-K

A complete copy of the Company’s annual report on Form 10-K, excluding exhibits, is included in the Annual Report provided to shareholders concurrently with this Proxy Statement.  The Company will provide a copy of any exhibits to the Form 10-K to any shareholder who requests a copy and pays the Company’s reasonable expenses in furnishing such copy.  The Company will advise the shareholder of the specific amount of such expenses after receiving the request.  Shareholders may submit their requests to Corporate Secretary, XETA Technologies, Inc., 1814 W. Tacoma Street, Broken Arrow, Oklahoma  74012.

NO INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation, Audit Committee Report, and the Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such reports or graph be incorporated by reference into any future filings made by the Company under those statutes.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting.  However, should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment.

By Order of the Board of Directors

/s/ Robert B. Wagner
Robert B. Wagner
Secretary

Broken Arrow, Oklahoma
February 9, 2007

Appendix A

XETA TECHNOLOGIES, INC.
AUDIT COMMITTEE CHARTER
October 9, 2003

In order to improve the effectiveness of the Board of Directors’ oversight of the corporate audit process of XETA Technologies, Inc. (the “Corporation”), to strengthen the independence and involvement of those Directors charged with such oversight, and to enhance mechanisms for accountability among the Corporation’s outside auditors and its management, the Board of Directors hereby adopts this formal written charter for the XETA Technologies, Inc. Audit Committee of the Board of Directors.

I.              Constitution of Audit Committee

There is hereby created a committee of the Corporation’s Board of Directors to be known as the Audit Committee.  The Committee shall be appointed by the Board of Directors in accordance with the qualifications and other rules governing membership on the Committee as set forth in Section III below.

This charter governs the operations of the Audit Committee.  The Committee shall review and assess the charter at least annually and obtain the Board of Directors’ approval of the charter.

II.            Purpose

The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to oversee the Corporation’s accounting and financial reporting functions by providing independent review and oversight of the financial reporting processes, internal controls and the Corporation’s independent auditors.  In so doing, it is the responsibility of the Committee to maintain free and open communication between and among the Audit Committee, the Corporation’s independent auditors, and management of the Corporation.

III.           Composition

A.            Number

The membership of the Audit Committee shall be composed of no fewer than three (3) directors.

B.            Qualifications

Each Audit Committee member shall qualify as an “independent director,” and shall be able to read and understand fundamental financial statements, including a corporation’s Statement of Financial Condition, Income Statement, Reconciliation of Retained Earnings, and its Statement of Changes in Financial

Position and Cash Flows.  In addition, at least one (1) member of the Audit Committee shall qualify as an “audit committee financial expert” as defined by SEC regulations.

For purposes of this Charter, “independent director” means a person that (i) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation except in his or her capacity as a member of the Board, and (ii) who is not an “affiliated person” of the Corporation as defined by SEC regulations, and (iii) who qualifies as “independent” under the criteria of Nasdaq Rule 4200, unless the Board, under exceptional and limited circumstances, determines that it is in the best interests of the Corporation and its shareholders for an individual who does not so qualify to serve on the Committee, provided that any such person may not serve under this exception for longer than two years and may not serve as the chair of the committee, and (iv) who does not own or control 20% or more of the Corporation’s voting securities (or such lower amount as may be established by SEC regulations).

IV.           Responsibilities and Duties

The following shall be the principal duties and responsibilities of the Audit Committee.  These functions serve as a guide with the understanding that the Audit Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions.  Notwithstanding the foregoing, the Committee is not responsible for certifying the Corporation’s financial statements or guaranteeing the independent auditor’s report.  The fundamental responsibility for the Corporation’s financial statements and disclosures rests with management and the independent auditors.

A.            Pre-approval of auditing and non-audit services

(1)           Pre-approve all auditing services and all non-prohibited (i.e., those not proscribed by law or regulation), non-audit services provided to the Corporation by the auditor of the Corporation, other than as provided in the following subparagraph (2).

(2)           Pre-approval is not required with respect to non-audit services for the Corporation if:

(a)           The aggregate amount of all such non-audit services provided to the Corporation is not more than five percent (5%) of the total amount of revenues paid by the Corporation to its auditor during the fiscal year in which the non-audit services are provided;

(b)           Such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and

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(c)           Such services are promptly brought to the attention of the Audit Committee of the Corporation and approved by the Audit Committee prior to the completion of the audit.

(3)           The Audit Committee may delegate to one (1) or more designated members of the Audit Committee the authority to grant the pre-approvals required by subparagraph (1).  The decisions of any Audit Committee member to whom authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

B.            Review of Reports and Documents

(1)           Review with management and the independent auditors, prior to public dissemination, the Corporation’s annual audited financial statements, interim financial statements, and any reports (including the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q) or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the Corporation’s independent accountants.  These reviews shall include the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and discussions with the independent auditors regarding the matters required to be discussed by Statement of Auditing Standards No. 61.

(2)           Receive and review, prior to filing its audit report with the SEC, a report from  the independent  auditor on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

(3)           Receive and review required reports from attorneys regarding material violations of securities law or breaches of fiduciary duty by the Company or any agent thereof.

(4)           Perform any other review functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations or resolutions or directives by the Board.

C.            Independent Accountants

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(1)           Select, retain and when appropriate, terminate the independent auditors.  The independent auditors report directly to the Audit Committee.

(2)           Review with the Corporation’s independent auditors and management the overall scope and plans for their annual audit and the areas of audit focus

(3)           Review and assess, at least annually, the qualifications, performance and independence of the independent auditors, including a review and evaluation of the lead partner.  This review and evaluation should include:

(a)           a review of the written report of the independent auditor that delineates all relationships between the independent auditor and the Corporation that the auditors believe may impact their independence and objectivity, which report should be submitted to the Committee at least annually, and discuss with the independent auditor and management the scope of any such disclosed relationship and their actual or potential impact on the independent auditor’s independence and objectivity; and

(b)           confirmation of the rotation of the audit partners (as defined in Rule 2-01 of Regulation S-X) to ensure that the independent auditor remains independent under such Rule.

(4)           Determine and obtain appropriate funding from the Corporation for payment of the Corporation’s independent accountants.

D.            Financial Reporting Processes

(1)           In consultation with the independent auditors and management, review the integrity of the Corporation’s financial reporting processes, both internal and external, and the adequacy and effectiveness of the accounting and financial controls, including the Corporation’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs.

(2)           Review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

(3)           Meet separately periodically with management and the independent auditors to discuss issues and concerns warranting committee attention and provide sufficient opportunity for the independent auditors to meet privately with the members of the Committee.  The Committee shall also

4

review with the independent auditor any audit problems or difficulties and management’s response.

(4)           Consider and approve major changes to the Corporation’s accounting principles and practices as suggested by its independent accountants.

E.             Compliance

(1)           Review management’s monitoring of the Corporation’s compliance with laws, regulations and corporate policies to assure that the Corporation’s financial statements, reports and other financial information satisfy legal requirements.

(2)           Perform any other activities consistent with this charter, the Corporation’s Bylaws and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate related to the financial affairs of the Corporation or its external audit.

F.             Audit Committee Report

(1)           Present a report in the annual proxy statement reflecting the Audit Committee’s findings resulting from its financial reporting oversight responsibilities.

G.            Other Advisors

(1)           Engage independent counsel and other advisors, as determined necessary to carry out the duties of the Audit Committee.

(2)           Determine and obtain appropriate funding from the Corporation for compensation of any advisors employed by the Audit Committee under subparagraph (1).

H.            Complaint Procedures

(1)           Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters.

(2)           Establish procedures for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matter.

I.              Related Party Transactions

5

Review and approve all “related-party transactions,” meaning those transactions required to be disclosed by SEC Regulation S-K, Item 404.

V.            Structure and Authority

The Audit Committee shall designate one (1) of its members to serve as chairman and one (1) of its members to serve as secretary to keep a record of its meetings which shall be held not less than four (4) times a year, and shall report the results of its meetings to the full board at the next regularly scheduled board meeting.  Each member of the Audit Committee shall have complete access during normal business hours to such business records and information, and shall be authorized to discuss corporate matters with the Corporation’s employees and officers, as may be necessary and appropriate to carry out his responsibilities as a member of the Audit Committee and representative of the shareholders.

VI.           Accountability

The Audit Committee shall annually obtain a formal written statement from the Corporation’s outside auditor (i) acknowledging the outside auditor’s ultimate accountability to the Corporation’s  Audit Committee as representatives of the Corporation’s shareholders and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate and propose in any proxy statement the outside auditor to be recommended for shareholder approval ) and (ii) delineating all relationships between said auditors and the Corporation, consistent with Independence Standards Board Standard No. 1 and shall investigate and engage in serious dialogue with said auditors regarding any disclosed relationships or services that could reasonably impact the auditors’ objectivity or independence and, when necessary, shall take appropriate action to oversee and ensure the independence of the outside auditors.

VII.         Annual Evaluation

The Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or valuable.

VIII.        Effective Date

This Audit Charter, as amended, shall become effective as of the 9th day of October, 2003.

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Appendix B

XETA TECHNOLOGIES, INC.
NOMINATING COMMITTEE CHARTER

Purpose

This charter (“Charter”) governs the operations of the Nominating Committee (“Committee”) of the Board of Directors (the “Board”) of XETA Technologies, Inc. (the “Company”).  The Committee has been appointed by the Board to assist the Board by identifying individuals qualified to become Board members, and recommending to the Board the Director nominees for the next annual meeting of shareholders.

Organization

This Committee is organized by the Board pursuant to the National Association of Securities Dealers, Inc. (“NASD”) Rule 4200(c)4, and shall be comprised of at least one (1), and no more than five (5), Directors.  All members of the Committee shall meet the independence requirements of, and satisfy all other criteria imposed on the Committee pursuant to the federal securities laws and the rules and regulations of the Securities and Exchange Commission and Nasdaq.

Further qualifications of individuals eligible to serve on the Committee shall be determined by the Board and all members shall be elected annually by the Board.  The Committee shall be subject to the provisions of the Company’s Bylaws relating to committees of the Board, including those provisions relating to removing committee members and filling vacancies.

Responsibilities

This Committee shall be responsible for selecting, or recommending for the Board’s selection, qualified candidates for Board membership.  Such duties shall be performed annually in time for the annual meeting of shareholders and as needed for filling vacancies that may occur between annual meetings of shareholders.

Director nominees shall be selected on the basis of broad experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time to Board duties.  The Committee shall be responsible for assessing the appropriate balance of skills and characteristics required of Board members. The Committee shall use reasonable efforts to attract a diversified membership and shall ensure timely compliance with Nasdaq rules related to independence.

The Committee shall annually review its performance and the adequacy of this Charter and shall recommend changes to the Board as appropriate.

The Committee shall undertake all further actions and discharge all further responsibilities imposed upon it from time to time by the Board, the federal securities laws or the rules and regulations of the SEC or Nasdaq.

Meetings

The Committee will normally meet once a year, in conjunction with a regular meeting of the Board of Directors, or on a more frequent basis if necessary to carry out its responsibilities.  Upon the request of the Board, the Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

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c/o UMB Bank, N.A. P.O. Box 419064 Kansas City, MO 64141-6064

VOTE BY INTERNET

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Proxy Tabulator, P.O. Box 535450, Pittsburgh, PA 15253.

Vote 24 hours a day, 7 days a week.
If you vote by internet, do not mail your proxy card.

If voting by mail, this proxy card must be signed and dated below.

Please fold and detach card at perforation before mailing.

XETA TECHNOLOGIES, INC. This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on Tuesday, April 3, 2007	.

The undersigned hereby appoints Jack R. Ingram and Robert B. Wagner, or either of them, as proxies and attorneys for the undersigned (with full power to act alone and to designate substitutions), hereby revoking any prior Proxy, and hereby authorizes them to represent the undersigned and to vote as designated on the reverse side, all the shares of Common Stock of XETA Technologies, Inc. held of record by the undersigned on February 20, 2007 at the Annual Meeting of Shareholders to be held on April 3, 2007, or any adjournment or postponement thereof.

Dated:	2007

Signature

Signature (if held jointly)

NOTE: Signature(s) should follow exactly as name appears on your stock certificate. In case of joint ownership, each owner should sign. Executors, administrators, guardians, trustees, etc., should add their title as such and where more than one executor, etc. is named, a majority must sign. If signer is a corporation, please sign full corporate name by duly authorized officer.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT

If you do not vote by internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Proxy Tabulator, P.O. Box 535450, Pittsburgh, PA 15253, so your shares will be represented at the Annual Meeting.  If you vote by internet, it is not necessary to return this proxy card.

Please fold and detach card at perforation before mailing.
XETA TECHNOLOGIES, INC.	PROXY

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the two following proposals.

The Board of Directors recommends a vote FOR Items 1 and 2.

1.	ELECTION OF DIRECTORS:
	Nominees:	(1) Ron B. Barber	(2) Donald T. Duke	(3) Robert D. Hisrich
		(4) Jack R. Ingram	(5) Edward F. Keller	(6) Ronald L. Siegenthaler

	☐	FOR all nominees listed above	☐	WITHHOLD AUTHORITY
		(except those specified in the space below)		for all nominees listed above

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided below.)

2.	PROPOSAL TO RATIFY THE SELECTION OF TULLIUS TAYLOR SARTAIN & SARTAIN, LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE 2007 FISCAL YEAR.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING

(CONTINUED ON REVERSE SIDE)